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Exhibit 21.1

SUBSIDIARIES OF HUNTSMAN CORPORATION

Company	JURISDICTION
Huntsman (Argentina) S.r.l.	Argentina
HCA Finance Pty Limited	Australia
HCPH Holdings Pty Limited	Australia
Huntsman Advanced Materials (Australia) Pty Ltd	Australia
Huntsman Chemical Australia Holdings Pty Limited	Australia
Huntsman Chemical Australia Property Trust	Australia
Huntsman Chemical Australia Unit Trust	Australia
Huntsman Chemical Company Australia (Holdings) Pty Limited	Australia
Huntsman Chemical Company Australia Pty Limited	Australia
Huntsman Corporation Australia Pty Limited	Australia
Huntsman Polyurethanes (Australia) Pty Limited	Australia
Huntsman Advanced Materials (Austria) GmbH	Austria
Huntsman Advanced Materials (Europe) BVBA	Belgium
Huntsman (Belgium) BVBA	Belgium
Huntsman (Europe) BVBA	Belgium
Huntsman Textile Effects (Belgium) BVBA	Belgium
Huntsman Quimica Brasil Ltda	Brazil
Huntsman Corporation Canada Inc.	Canada
Huntsman International (Canada) Corporation	Canada
Tioxide Canada Inc.	Canada
Tioxide Americas LLC	Cayman Islands
Huntsman Advanced Materials (Guangdong) Company Limited	China
Huntsman Advanced Materials (Nanjing) Co., Ltd.	China
Huntsman Advanced Materials Technology Research (Shanghai) Co., Ltd.	China
Huntsman Chemical Trading (Shanghai) Ltd.	China
Huntsman Chemistry R&D Center (Shanghai) Co., Ltd.	China
Huntsman Polyurethanes (China) Limited	China
Huntsman Polyurethanes Shanghai Ltd.	China
Huntsman Textile Effects (China) Co. Ltd.	China
Huntsman Textile Effects (Qingdao) Co., Ltd	China
Jurong Ningwu New Materials Development Co., Ltd	China
Nanjing Jinling Huntsman New Material Co., Ltd.	China
Shanghai Huntsman Polyurethanes Specialties Co., Ltd.	China
Shanghai Lienheng Isocyanate Company Ltd.	China
Charwell Enterprises Limited	Hong Kong, China
Ever Wax Limited	Hong Kong, China
Huntsman Advanced Materials (Hong Kong) Ltd	Hong Kong, China
Huntsman International (Hong Kong) Ltd	Hong Kong, China
Hypogain Investments Limited	Hong Kong, China
Key Fame Enterprises Limited	Hong Kong, China
Top Morale Limited	Hong Kong, China
Vigor Rich Limited	Hong Kong, China
Wiry Enterprises Limited	Hong Kong, China
Huntsman (Colombia) Limitada	Colombia
Huntsman (Czech Republic) Spol.sr.o	Czech Republic
Huntsman Advanced Materials Specialty Chemicals (Egypt) S.A.E.	Egypt
Huntsman Advanced Materials (France) S.A.S.	France
Huntsman Saint Mihiel SAS	France

Company	JURISDICTION
Huntsman Surface Sciences France SAS	France
Tioxide Europe SAS	France
Huntsman Advanced Materials (Deutschland) GmbH	Germany
Huntsman Advanced Materials Hamburg GmbH	Germany
Huntsman (Germany) GmbH	Germany
Huntsman (Holdings) Germany GmbH	Germany
Huntsman International Trading Deutschland GmbH	Germany
Huntsman Textile Effects (Germany) GmbH	Germany
HUNTSMAN Verwaltungs GmbH	Germany
IRO Chemie Verwaltungsgesellschaft mbH	Germany
PUR-SYSTEMS GmbH & Co. KG	Germany
PUR-SYSTEMS Verwantungsgesellschaft mbH	Germany
SASOL-HUNTSMAN GmbH & Co. KG	Germany
SASOL-HUNTSMAN Verwaltungs-GmbH	Germany
Huntsman Textile Effects (Guatemala) Ltda.	Guatemala
Huntsman Corporation Hungary Rt.	Hungary
Optivill Ltd.	Hungary
Baroda Textile Effects Limited	India
Huntsman Advanced Materials (India) Private Limited	India
Huntsman International (India) Private Limited	India
Huntsman Performance Products (India) Private Limited	India
Petro Araldite Private Limited	India
Swathi Organics and Specialties Private Limited	India
PT Huntsman Indonesia	Indonesia
Huntsman Advanced Materials (Italy) Srl	Italy
Huntsman Italian Receivables Finance Srl	Italy
Huntsman Patrica S.r.l.	Italy
Huntsman Surface Sciences Italia S.r.l.	Italy
Tioxide Europe S.r.l.	Italy
Huntsman Japan K.K.	Japan
Huntsman (Korea) Limited	Korea
Vantico Group S.à r.l.	Luxembourg
Vantico International S.à r.l.	Luxembourg
Pacific Iron Products Sdn Bhd	Malaysia
Tioxide (Malaysia) Sdn Bhd	Malaysia
Huntsman de Mexico, S.A. de C.V.	Mexico
Huntsman International de Mexico S. de R.L. de C.V.	Mexico
Huntsman Servicios Mexico S. de R.L. de C.V.	Mexico
Huntsman Textile Effects (Mexico) S. de R.L. de C.V.	Mexico
BASF Huntsman Shanghai Isocyanate Investment BV	Netherlands
Chemical Blending Holland BV	Netherlands
Eurogen C.V.	Netherlands
Huntsman Advanced Materials (Netherlands) B.V.	Netherlands
Huntsman China Investments BV	Netherlands
Huntsman (Holdings) Netherlands B.V.	Netherlands
Huntsman Holland B.V.	Netherlands
Huntsman Holland Iota BV	Netherlands
Huntsman Investments (Netherlands) B.V.	Netherlands
Huntsman MA Investments (Netherlands) CV	Netherlands
Huntsman (Netherlands) BV	Netherlands, Greece, Lithuania, Russia, Ukraine
Huntsman (Russia Investments) B.V.	Netherlands
Huntsman (Saudi Industries) B.V.	Netherlands

Company	JURISDICTION
Huntsman (Saudi Investments) B.V.	Netherlands
Huntsman Shanghai China Investments B.V.	Netherlands
Huntsman Textile Effects (Netherlands) B.V.	Netherlands
International Polyurethane Investments B.V.	Netherlands
Steamelec B.V.	Netherlands
Chemplex (NZ) Holdings Pty Ltd.	New Zealand
Huntsman Chemical Company New Zealand Limited	New Zealand
Huntsman Textile Effects Pakistan (Private) Limited	Pakistan
Huntsman Textile Effects (Panama) S. de R.L.	Panama
Huntsman (Poland) Sp.zo.o	Poland
ZAO Huntsman—NMG	Russia
Limited Liability Company "Huntsman CIS"	Russia
Arabian Amines Company	Saudi Arabia
Huntsman APC Limited	Saudi Arabia
International Diol Company	Saudi Arabia
Huntsman Advanced Materials (Singapore) Pte Limited	Singapore
Huntsman (Asia Pacific) Pte Limited	Singapore
Huntsman (Singapore) Pte Ltd	Singapore, Viet Nam
Sealing Technologies Pte Ltd	Singapore
Huntsman Investments South Africa (Proprietary) Limited	South Africa
Tioxide Southern Africa (Pty) Limited	South Africa
Huntsman Advanced Materials (Spain) S.L.	Spain
Huntsman Performance Products Spain, S.L.	Spain, Portugal
Oligo SA	Spain
Tioxide Europe S.L.	Spain
Huntsman Norden AB	Sweden, Denmark, Finland
Huntsman Advanced Materials (Switzerland) GmbH	Switzerland, South Africa
Pensionskasse Huntsman (Switzerland)	Switzerland
Huntsman Advanced Materials (Taiwan) Corporation	Taiwan
Huntsman (Taiwan) Limited	Taiwan
Huntsman (Thailand) Limited	Thailand
Huntsman Ileri Teknoloji Ürünleri Sanayi ve Ticaret Ltd. Sirketi	Turkey
Huntsman Tekstil Ürünleri, Kimya ve Dis Ticaret Limited Sirketi	Turkey
Tioxide Europe Titanium Pigmentleri Ticaret Ltd. Sirketi	Turkey
Huntsman (Ukraine) LLC	Ukraine
Huntsman Advanced Materials (UAE) FZE	United Arab Emirates
Huntsman Advanced Materials Holdings (UK) Limited	U.K.
Huntsman Advanced Materials (UK) Limited	U.K.
Huntsman Corporation UK Limited	U.K.
Huntsman Europe Limited	U.K.
Huntsman (Holdings) UK	U.K.
Huntsman International Europe Limited	U.K.
Huntsman Nominees (UK) Limited	U.K.
Huntsman Offshore Investments Limited	U.K.
Huntsman Pension Trustees Limited	U.K.
Huntsman Petrochemicals (UK) Holdings	U.K.
Huntsman Polyurethanes Sales Limited	U.K.
Huntsman Polyurethanes (UK) Limited	U.K.
Huntsman Polyurethanes (UK) Ventures Limited	U.K.
Huntsman Surface Sciences Overseas Limited	U.K.
Huntsman Surface Sciences UK Limited	U.K.
Huntsman Trustees Limited	U.K.
Huntsman Vantico Limited	U.K.

Company	JURISDICTION
Huntsman (UK) Limited	U.K.
Tioxide Europe Limited	U.K.
Tioxide Group	U.K.
Tioxide Group Services Limited	U.K.
Tioxide Overseas Holdings Limited	U.K.
Airstar Corporation	USA—Utah
Alta One Inc.	USA—Delaware
HF II Australia Holdings Company LLC	USA—Utah
Huntsman Advanced Materials Americas LLC	USA—Delaware
Huntsman Advanced Materials LLC	USA—Delaware
Huntsman Australia Holdings LLC	USA—Utah
Huntsman Australia LLC.	USA—Utah
Huntsman Chemical Purchasing LLC	USA—Utah
Huntsman Distribution Corporation	USA—Utah
Huntsman Enterprises LLC.	USA—Utah
Huntsman Ethyleneamines LLC	USA—Texas
Huntsman Fuels LLC	USA—Texas
Huntsman International Financial LLC	USA—Delaware
Huntsman International Fuels LLC	USA—Texas
Huntsman International Investments LLC	USA—Delaware
Huntsman International LLC	USA—Delaware
Huntsman International Trading Corporation	USA—Delaware
Huntsman MA Investment Corporation	USA—Utah
Huntsman MA Services Corporation	USA—Utah
Huntsman Petrochemical LLC	USA—Delaware
Huntsman Petrochemical Purchasing LLC	USA—Utah
Huntsman Pigments LLC	USA—Delaware
Huntsman Polyurethane Fund I, L.L.C.	USA—Utah
Huntsman Polyurethane Fund II, L.L.C.	USA—Utah
Huntsman Polyurethane Fund III, L.L.C.	USA—Utah
Huntsman Polyurethane Fund IV, L.L.C	USA—Utah
Huntsman Polyurethane Venture I, L.L.C.	USA—Utah
Huntsman Polyurethane Venture II, L.L.C.	USA—Utah
Huntsman Polyurethane Venture III, L.L.C.	USA—Utah
Huntsman Polyurethane Venture IV, L.L.C.	USA—Utah
Huntsman Procurement LLC	USA—Utah
Huntsman Propylene Oxide LLC	USA—Texas
Huntsman Purchasing, Ltd.	USA—Utah
Huntsman Receivables Finance LLC	USA—Delaware
Huntsman Receivables Finance II LLC	USA—Delaware
Huntsman SA Investment Corporation	USA—Utah
Huntsman Styrenics Investment, L.L.C.	USA—Delaware
Huntsman Styrenics Investment Holdings, L.L.C.	USA—Delaware
Huntsman Surfactants Technology Corporation	USA—Utah
International Risk Insurance Company	USA—Utah
Louisiana Pigment Company, L.P.	USA—Delaware
Polymer Materials Inc.	USA—Utah
Rubicon LLC	USA—Utah
Tioxide Americas (Holdings) LLC	USA—Delaware
Huntsman Corporation, C.A.	Venezuela

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  Exhibit 21.1
SUBSIDIARIES OF HUNTSMAN CORPORATION